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                                                                    Exhibit 10.7


                                  AMENDMENT TO
                    AMENDed AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is made as of December 11, 2003 (the "Amendment") by and between Mark P. Glassman ("Employee") and ImageMax, Inc., a Pennsylvania corporation (the "Company"), amending that certain Amended and Restated Employment Agreement (the "Employment Agreement") between the Company and the Employee dated June 27, 2001. Except as otherwise set forth herein, capitalized terms not otherwise defined herein have the meanings set forth in the Employment Agreement.

                                   BACKGROUND

         A. The Company and the Employee desire to amend the Employment Agreement in connection with, and as a condition to, the consummation of the transactions (the "Transactions") contemplated in that certain Subordinated Loan and Amendment Agreement among the Company, TDH III, L.P., LVIR Investor Group, LP and Robert E. Drury (the "Loan Agreement").

         B. Pursuant to the terms of the Loan Agreement and as a condition to the consummation of the Transactions, the Employee has resigned (the "Resignation") from his position as Chief Executive Officer of the Company pursuant to that certain resignation letter dated December 8, 2003, a copy of which is attached hereto as Exhibit A.

         C. The Company and the Employee desire that the Company employ the Employee as the President and Chief Operating Officer of the Company pursuant to the terms and conditions of the Employment Agreement, as modified by the terms and conditions of this Amendment set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee, intending to be legally bound hereby, agree as follows:

                  1. Amendment. The words "Chief Executive Officer" set forth in
Section 1 of the Employment Agreement are hereby deleted and the words "President and Chief Operating Officer" are hereby inserted in their place.

                  2. Acknowledgement. The Company and the Employee hereby acknowledge that the Resignation and the transactions contemplated in the Loan Agreement and this Amendment shall not (i) constitute a termination, whether by the Company or the Employee, pursuant to Section 9 of the Employment Agreement or any subsection thereof, or (ii) constitute a "Change of Control" or "Sale of the Company" as such terms are defined in subsection 9.6 of the Employment Agreement.


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                  3. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of all the successors and assigns, respectively, of the Company and the Employee.

                  4. Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without regard to conflict of law provisions of the Commonwealth of Pennsylvania or any other jurisdiction.

                  5. Scope of Amendment. Except as expressly modified hereby, the Employment Agreement is hereby ratified and confirmed and shall continue in full force and effect. This Amendment shall not be considered a waiver or amendment of any party's rights under the Employment Agreement, except as the same are expressly amended or supplemented hereby.

                  6. Signature in Counterparts. This Amendment may be executed in one or more separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument.

                            [Signature Page Follows]

                                      -2-

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         IN WITNESS WHEREOF, this AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT
AGREEMENT has been duly executed and delivered by each party hereto as of the date first written above.


                                              IMAGEMAX, INC.


                                              By: /s/ J.B. Doherty
                                                  ----------------
                                                      J.B. Doherty
                                                      Chief Executive Officer



                                                  /s/ Mark P. Glassman
                                                  --------------------
                                                      Mark P. Glassman